 United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

Date of Report: July 22, 2003

Commission File Number: 0-32427

Lance Systems, Inc.

Utah	87-0386790

(Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1434 West Alabama, Houston TX	77006

(Address of principal executive offices)	(Zip Code)
(713) 524-8976
Registrant's telephone number, including area code

Securities registered pursuant to Section 12(b) of the Act:    None

Securities registered pursuant to Section 12(g) of the Act: Common Stock

   Item 4. Changes in Registrant's Certifying Accountant. On July 22, 2003, the Board of Directors resolved as follows:

   1. The Registrant engaged Chisholm and Associates ("Chisholm ") as its independent accountants for the fiscal year ending June 30, 2003. During the most recent fiscal year and any subsequent interim period prior to engaging Chisholm, the Company did not consult with Chisholm regarding either (i) the application of accounting principals to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). Chisholm has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a).

   2. The Company has requested that HJ & Associates, LLC review the disclosure and HJ & Associates, LLC has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

   In fact, the previous auditor's reports on the financial statements for either of the past two years contained no adverse opinion or disclaimer of opinion, nor were modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and later interim period through the termination of the client-auditor relationship, there were no disagreements of the type described under Item 304(a)(1)(iv)(A) of Regulation S-B.

Signatures

   Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

   Lance Systems, Inc.
Dated: July 22, 2003
 by
 s/John Spicer
 John Spicer
  Officer/Director

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Exhibit 16.1

Retiring Auditor's Letter

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 HJ & Associates, LLC
   50 South Main Street, Suite 1450
 Salt Lake City, UT 84144
Telephone (801)-325-4408 Facsimile (801) 328-4461

July 22, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Lance Systems, Inc. a utah corporation

Dear Sir or Madam:

This firm has reviewed Item 4 of Lance Systems, Inc. a utah corporation , Current Report on Form 8-K, dated August July 22, 2003, in regards to our retirement as its certifying accountants. Please be advised that we are in concurrence with the disclosures therein.

We neither resigned nor declined to stand for election.

Our reports on the financial statements for either of the past two years contained no adverse opinion or disclaimer of opinion, nor were modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and later interim period through the termination of the client-auditor relationship, there were no disagreements of the type described under Item 304(a)(1)(iv)(A) of Regulation S-B.

Sincerely,

/s/HJ & ASSOCIATES, LLC
HJ & ASSOCIATES, LLC

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